REDSTAR PARTNERS, INC.

_____________ ___, 2008

Provident Management
122 East 42nd Street, 17th Floor
New York, New York 10168

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Redstar Partners, Inc. (“Redstar”) and continuing until the earlier of the consummation by Redstar of a “Business Combination” (as described in Redstar’s IPO prospectus) or Redstar’s liquidation (the “Termination Date”), Provident Management shall make available to Redstar certain office and secretarial services as may be required by Redstar from time to time, situated at 122 East 42nd Street, 17th Floor, New York, New York 10168. In exchange therefore, Redstar shall pay Provident Management the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,

REDSTAR PARTNERS, INC.

By: ________________________________
Name:
Title:

AGREED TO AND ACCEPTED BY:

PROVIDENT MANAGEMENT

By: _______________________
Name:
Title: